EXHIBIT 10.7

NANO VIBRONIX, INC.

FORM OF SUBSCRIPTION AGREEMENT

SERIES B CONVERTIBLE PREFERRED STOCK

AND WARRANTS

SUBSCRIPTION AGREEMENT (the “Agreement”) dated as of March ___, 2009 between Nano Vibronix, Inc., a Delaware corporation (the “Company”), and the persons who execute this agreement as investors (collectively, the “Investors”).

WITNESSETH:

WHEREAS, the Company desires to sell to the Investors, and the Investors desire to purchase, an aggregate of _______ shares of Series B Convertible Preferred Stock, par value $.001 per share, of the Company (the “Shares”) with warrants, in substantially the form attached hereto as Exhibit 1, exercisable to purchase an aggregate of ____ Shares at $17.25 per share, subject to adjustment (the “Warrants”), all for an aggregate price of US$______.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto hereby agree as follows:

1.           Purchase and Sale of Securities.

1.1.       Sale and Issuance of Securities. The Company shall sell to the Investors and the Investors shall purchase from the Company, an aggregate of (x) _____ Shares (the “Purchased Shares”) and (y) Warrants to purchase an aggregate of _____ shares of Common Stock (the “Purchased Warrants” and, collectively with the Purchased Shares, the “Securities”), for an aggregate purchase price of US$______.

1.2.       The closing (the “Closing”) of the purchase and sale of the Securities hereunder shall take place within three (3) business days of the date of this Agreement or such other date agreed to by the Company and the Investors (the “Closing Date”). The Closing shall take place remotely by means of and concurrently with the electronic or facsimile exchange of documents and signatures at the Company or at such location as is mutually acceptable to the Investors and the Company. At the Closing:

(a)          each Investor shall deliver to the Company by wire transfer as set forth below:

Mellon Bank Pittsburdgh, PA
ABA # :	043000261
FFC:	Merrill Lynch
Account # :	101-1730
Name on the account:	NanoVibronix Inc
FFC:	831-07B23

or such other method of payment as the Company shall approve, an amount equal to the purchase price of the Securities purchased by such Investor hereunder; and

(b)          the Company shall issue and deliver to each Investor a stock certificate registered in the name of the Investor, representing the number of Purchased Shares purchased by such Investor, and the number of Purchased Warrants purchased by such Investor; and

(c)          the Company shall have obtained all requisite approvals and waivers of its Board of Directors and stockholders with respect to the transactions described herein and the amendment and restatement of the Company’s certificate of incorporation in substantially the form attached hereto as Exhibit 2 and shall have filed such certificate with the Secretary of State of the State of Delaware.

2.           Representations and Warranties of the Company. The Company hereby makes the following representations and warranties only:

2.1           The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to own or lease its properties as and in the places where such business is conducted and to carry on its business as conducted, and (iii) is duly qualified as a foreign corporation authorized to do business in every jurisdiction where the failure to so qualify, individually or in the aggregate, would have a material adverse effect on the operations, assets, liabilities, financial condition or business of the Company or its subsidiary (“Material Adverse Effect”).

2.2           The subsidiary is duly incorporated and validly existing under the laws of its jurisdiction of incorporation and is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not have a Material Adverse Effect.

2.3           As of the date of this Agreement (assuming that the Restated Certificate has been filed) and as of the Closing, the Company (i) has the requisite corporate power and authority to execute, deliver and perform this Agreement and the other documents set forth in Section 1.2 above (“Transaction Documents”) and to incur the obligations herein and therein and (ii) has been authorized by all necessary corporate action to execute, deliver and perform this Agreement and the other Transaction Documents and to consummate the transactions contemplated hereby and thereby (the “Contemplated Transactions”).

2.4           Each of this Agreement and the other Transaction Documents is a valid and binding obligation of the Company enforceable in accordance with its terms except as limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors’ rights and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding at law or equity).

2.5            As of the date of this Agreement (assuming that the Restated Certificate has been filed) and as of the Closing, the issuance of the Securities has been duly authorized by all necessary corporate action on the part of the Company and, when issued to, delivered to, and paid for by the Investors in accordance with this Agreement, the Purchased Shares will be validly issued, fully paid and non-assessable.

2

3.           Representations and Warranties and Agreement of the Investors. Each Investor represents and warrants to the Company as follows:

3.1.        Authorization. Each Investor (i) has full power and authority to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and to incur the obligations herein and therein and (ii) if applicable, has been authorized by all necessary corporate action to execute, deliver and perform this Agreement and the other Transaction Documents and to consummate the Contemplated Transactions. Each of this Agreement and the other Transaction Documents is a valid and binding obligation of Investor enforceable in accordance with its terms, except as limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors’ rights and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding at law or equity).

3.2.        Securities Laws Representations and Covenants of Investors.

(a)          This Agreement is made with each Investor in reliance upon such Investor’s representation to the Company, which by such Investor’s execution of this Agreement such Investor hereby confirms, that the Securities to be received by such Investor will be acquired for investment for such Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof such that such Investor would constitute an “underwriter” under the Securities Act of 1933, as amended (the “Securities Act”). The Investor has not granted any right to any other person to acquire the Securities purchased by such Investor or the shares of the Company issuable upon the conversion or exercise of the Securities (“Underlying Shares”) except as permitted by the Securities Act and other applicable securities laws.

(b)          Each Investor understands and acknowledges that the offering of the Securities pursuant to this Agreement will not be registered under the Securities Act or qualified under any other applicable securities laws on the grounds that the offering and sale of the Securities are exempt from registration and qualification and that the Company’s reliance upon such exemption is predicated upon such Investor’s representations set forth in this Agreement.

(c)          Each Investor covenants that, unless the Purchased Shares, the Purchased Warrants, the Underlying Shares or any other shares of capital stock of the Company received in respect of the foregoing have been registered pursuant to the Securities Act, such Investor will not dispose of such securities unless and until such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with an opinion of counsel reasonably satisfactory in form and substance to the Company and its counsel to the effect that (i) such disposition will not require registration under the Securities Act and (ii) appropriate action necessary for compliance with the Securities Act and any applicable state, local or foreign law has been taken. Therefore, such Investor may be required to hold such securities for an indeterminate period.

3

(d)         Each Investor further represents that such Investor (i) is able to fend for itself in the Contemplated Transactions; (ii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of such Investor’s prospective investment in the Securities; (iii)  has the ability to bear the economic risks of such Investor’s prospective investment and can afford the complete loss of such investment; (iv)  has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities; (v)  has had access to officers of the Company and an opportunity to ask questions of and receive satisfactory answers from such officers; (vi) qualifies as an “accredited investor” as such term is defined under Rule 501 promulgated under the Securities Act; and (vi) in the case a corporation, a partnership, a trust or other business entity, further represents by execution of this Agreement that it has not been organized for the purpose of purchasing the Securities.

(e)         The maximum liability of the Company under this Agreement to each Investor shall not exceed the purchase price paid by such Investor. An Investor may not bring any claim arising out of this Agreement unless written notice of the claim shall have been given to the Company no later than 3 months following of the date that the Company's financial statements for the period ending 31 December 2009 shall be made available.

(f)          Each Investor shall provide all information and execute all documents that the Company shall deem necessary to prepare and file with the SEC a Form D concerning the sale of the Securities.

3.3.         Legends. All certificates for the Securities, and the Underlying Shares, and each certificate representing any shares of capital stock of the Company received in respect of the foregoing, and each certificate for any such securities issued to subsequent transferees of any such certificate shall bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.”

In addition, such certificates shall bear any legend that, in the opinion of the Company’s counsel, is required under the other Transaction Documents or pursuant to any state, local or foreign law governing the Securities or the Underlying Shares.

3.4.        Brokers or Finders. Each Investor represents and warrants that neither the Company nor the Investor has incurred, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage of finders’ fees or agents’ commissions or any similar charges in connection with this Agreement.

4

3.5.      Buyout Proposal.  If at any time (i) the Company receives from any third party (in which no stockholder has a significant interest) a bona fide offer or proposal (a “Buyout Proposal”) to purchase all of the shares of the Company, or all or substantially all of the assets of the Company, or to effect a merger or consolidation with the Company, which is conditioned upon the sale of all shares of the Company to such third party or stockholder approval and (ii) the holders of shares representing seventy five percent (75%) of the aggregate voting power of the Company approve the Buyout Proposal, then the Investors shall transfer their stock in the Company to such third party or shall vote in favor of the proposed Buyout Proposal, as applicable.

4. Adjustments.

4.1  Definitions.

(a)      “Issuance Conversion Event” shall mean an aggregate investment in the Company of $1,000,000 or more in which the Company shall have issued shares in the Company or securities (including convertible debt) exercisable or convertible into shares in the Company at a specific price per share, other than shares issued (i) to employees, directors or consultants pursuant to any equity compensation plan or otherwise approved by the Company’s Board of Directors; (ii) by reason of a stock dividend, stock split, split-up or other distribution of shares of Common Stock; (iii) to bona fide leasing companies, strategic partners, or major lenders; or (iv) upon conversion or exercise of options, warrants or other convertible securities which are outstanding at the date of this Agreement.

(b)      “Non-Qualifying Issuance” shall mean an aggregate investment in the Company of less than $1,000,000 which is otherwise described in Section 4.1(a) above.

(c)      “Entity Conversion Event” shall mean a reorganization, consolidation or merger of the Company into or with any other entity (other than a transaction as a result of which the stockholders of the Company immediately prior to such transaction hold a majority of the combined voting power of the surviving entity immediately after such transaction), the sale of all or substantially all of the Company’s business assets, or the sale of all or substantially all of the shares in the Company.

(d)      “Conversion Period” shall mean the period commencing immediately after the completion of the current round of investment and ending on March 31, 2012.

4.2  The Securities shall be subject to exchange and/or modification (as described below) upon the first to occur of the following events or election during the Conversion Period:

(a)  In the event that an Issuance Conversion Event shall occur during the Conversion Period, the Securities purchased under this Agreement and any Underlying Shares purchased pursuant to the Warrants shall automatically be cancelled and shall represent solely the right to receive such number of Issuance Conversion Event securities which would have been issued to such Investor pursuant to the terms of such Issuance in consideration for the sum of: (1) the purchase price paid by the Investor hereunder, (2) any purchase price previously paid in connection with any prior exercise of the Warrants, plus (3) simple interest at 8% per annum from the date of payment of such amounts provided that   the purchase price for such Issuance Conversion Event securities shall be deemed reduced by thirty (30%) percent.

5

(b) The Company shall give the Investor written notice of each Non-Qualifying Issuance. Within 10 days of the Company’s notice, the Investor may elect by written notice to the Company and the surrender of his Securities and any Underlying Shares purchased pursuant to the Warrants to receive in exchange therefor such number of Non-Qualifying Issuance securities which would have been issued to him in consideration for the sum of: (1) the purchase price paid by the Investor hereunder, plus (2) any purchase price previously paid in connection with any prior exercise of the Warrants.

(c)  In the event that an Entity Conversion Event shall occur during the Conversion Period, the Investor may elect to receive, in lieu of any distribution due under the Amended and Restated Certificate of Incorporation and in cancellation of his Purchased Shares, proceeds (to the extent available before any distributions are made to the holders of Series A Stock or Common Stock) equal to: (i) 130% of the purchase price paid under this Agreement, plus (ii) an amount equal to simple interest on the purchase price at 8% per annum from the date of payment.

4.3  In the event that during the Conversion Period, a Conversion Event shall not have occurred and the Investor shall not have elected to exchange such Investor’s Securities as set forth in Section 4.2(b) above, (a) the Investor shall be issued additional shares of Series B Convertible Preferred Stock such that the Investor’s average purchase price for the Purchased Shares and the additional shares issuable under this Section shall be $10.00 per share; and (b) the Purchased Warrants shall be amended so that the “Purchase Price” therein shall be $10.00 per share and the aggregate number of Warrants increased accordingly. (Such $10.00 amount shall be appropriately adjusted in the case of stock dividend, stock split or combination.)

5.           Miscellaneous.

5.1.       Entire Agreement; Successors and Assigns. This Agreement (including all schedules and exhibits thereto) constitutes the entire contract between the parties relative to the subject matter hereof and thereof. Any previous agreement among the parties with respect to the sale of the Securities is superseded by this Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties. Except as expressly provided herein, nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

5.2.       Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of New York without regard to principles of conflicts of law. Each party hereby irrevocably consents and submits to the jurisdiction of any New York State or United States Federal Court sitting in the State of New York, County of New York, over any action or proceeding arising out of or relating to this Agreement and irrevocably consents to the service of any and all process in any such action or proceeding by registered mail addressed to such party at its address shown below. Each party further waives any objection to venue in New York and any objection to an action or proceeding in such state and county on the basis of forum non-conveniens. Each party also waives any right to trial by jury.

6

5.3.       Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.4.       Headings. The headings of the sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

5.5.       Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery and if a fax number has been provided, upon delivery (with answerback confirmed), addressed to a party at its address and the fax number, if any, shown below or at such other address and fax number as such party may designate by three days advance notice to the other party.

Any notice to the Investors shall be sent to the addresses set forth on the signature pages hereof.

Any notice to the Company shall be sent to:	With a copy to:
Nano Vibronix Inc.
601 Chestnut Street
Cedarhurst, NY 11516	Nano Vibronix, Inc.
Attention: Dr. Harold Jacob	Fax: +972 4 820 2794
Fax: 516 569 6872

5.6.        Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or any other provision of this Agreement.

5.7.       Expenses. Irrespective of whether the Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. Each Investor shall be responsible for all costs incurred by it in connection with the negotiation, execution, delivery and performance of this Agreement including, but not limited to, legal fees and expenses.

5.8        Amendments and Waivers. Any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the aggregate then-outstanding Shares. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including the Underlying Shares or other securities into which such securities are convertible), each future holder of all such securities, and the Company.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

7

SIGNATURE PAGE

TO

NANO VIBRONIX INC.

SUBSCRIPTION AGREEMENT

IF the PURCHASER is an INDIVIDUAL, please complete the following:

IN WITNESS WHEREOF, the undersigned has executed this Agreement this __ day of ______________.

Amount of Subscription:

$_________

Number of Purchased Shares:	Investor Name:

Signature of Investor

Social Security Number

Address and Fax Number

ACCEPTED AND AGREED:

NANO VIBRONIX INC.

By:
Name:
Title:

Dated:

SIGNATURE PAGE

TO

NANO VIBRONIX, INC.

SUBSCRIPTION AGREEMENT

IF the INTERESTS will be held as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY, please complete the following:

IN WITNESS WHEREOF, the undersigned has executed this Agreement this __ day of ____________.

Amount of Subscription:
$__________________	Print Name of a Purchaser

Number of Purchased Shares:
___________	Signature of a Purchaser

Print Name of Spouse or Other Purchaser

Signature of Spouse or Other Purchaser

Social Security Number

Address

ACCEPTED AND AGREED:

NANO VIBRONIX INC.

By:
Name:
Title:

Dated: ________________

SIGNATURE PAGE

TO

NANO VIBRONIX INC.

SUBSCRIPTION AGREEMENT

IF the PURCHASER is a PARTNERSHIP, CORPORATION, TRUST or OTHER ENTITY, please complete the following:

IN WITNESS WHEREOF, the undersigned has executed this Agreement this __ day of ______________.

Amount of Subscription:
$___________________

Number of Purchased Shares:
_____________

Print Full Legal Name of Partnership,
Company, Trust or Other Entity

By:
(Authorized Signatory)
Name:
Title:

Address and Fax Number:

Employer Identification Number: _________
Date and State of Incorporation or Organization:______________________
Date on which Taxable Year Ends:_________________________________

ACCEPTED AND AGREED:

NANO VIBRONIX INC.

By:
Name:
Title:

Dated:

-2-